UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2019

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)	2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)	(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                          ☐

This current report and its exhibit include forward-looking statements. Edison International and Southern California Edison Company ("SCE") based these forward-looking statements on their current expectations and projections about future events in light of their knowledge of facts as of the date of this current report and their assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and SCE. Edison International and SCE have no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Edison International's and SCE's combined Annual Report on Form 10-K for the year ended December 31, 2018 ("2018 Form 10-K").

Item 7.01	Regulation FD Disclosure
On March 13, 2019, Edison International’s principal subsidiary, SCE, issued a press release regarding a report that was issued on the same day by the California Department of Forestry and Fire Protection (“CAL FIRE”) and the Ventura County Fire Department (“VCFD”). A copy of the press release is attached as Exhibit 99 to this report.

Item 8.01	Other Events
As discussed in the 2018 Form 10-K, SCE believes that the Thomas Fire had at least two separate ignition points, one near Koenigstein Road in the City of Santa Paula and the other in the Anlauf Canyon area of Ventura County. SCE previously disclosed that its equipment was associated with the Koenigstein Road ignition point. CAL FIRE and VCFD issued a report on March 13, 2019 on their review of the causes of the Anlauf Canyon ignition point. The report alleges that SCE’s equipment was involved in the Anlauf Canyon ignition point. SCE has not received the attachments to the report, nor has it been able to inspect equipment in VCFD and/or CAL FIRE’s possession that was located in the Anlauf Canyon area. Based on currently available information, SCE has not determined whether its equipment caused the ignition in the Anlauf Canyon area. SCE provided evidence to CAL FIRE and VCFD that indicates the ignition at Anlauf Canyon started at least 12 minutes prior to any issue involving SCE's system and at least 15 minutes prior to the start time indicated by VCFD in its report. Final determinations of liability would only be made during lengthy and complex litigation processes.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
EXHIBIT INDEX

Exhibit No.	Description

99	SCE Press Release dated March 13, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: March 14, 2019

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: March 14, 2019